As filed with the Securities and Exchange Commission on May 4, 2004.

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 4, 2004 (May 3, 2004)

MEDAREX, INC.

(Exact name of registrant as specified in its charter)

New Jersey	0-19312	22-2822175
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

707 State Road, Princeton, N.J. 08540-1437

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (609) 430-2880

Not Applicable

(Former name or former address, if changed since last report)

MEDAREX, INC.

TABLE OF CONTENTS

FOR

CURRENT REPORT ON FORM 8-K

Item 5	Other Events

Item 7.	Financial Statements and Exhibits.

Signature

Item 5.   Other Events

On May 3, 2004, Medarex, Inc. (the “Company”) completed its sale to certain initial purchasers of $150 million aggregate principal amount of its 2.25% Convertible Senior Notes due May 15, 2011. For additional information concerning this offering, refer to the exhibits to this Current Report on Form 8-K.

Item 7.   Financial Statements and Exhibits.

(c)     Exhibits.  The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit Number

4.1	Purchase Agreement, dated as of April 27, 2004, by and among the Company, Goldman, Sachs & Co. and J.P. Morgan Securities Inc.

4.2	Registration Rights Agreement, dated as of May 3, 2004 by and among the Company, Goldman, Sachs & Co. and J.P. Morgan Securities, Inc.

4.3	Indenture, dated as of May 3, 2004, between the Company and Wilmington Trust Company, as trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDAREX, INC.
Registrant

Date: May 4, 2004	By:	/s/ W. Bradford Middlekauff
W. Bradford Middlekauff
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

4.1	Purchase Agreement, dated as of April 27, 2004, by and among the Company, Goldman, Sachs & Co. and J.P. Morgan Securities Inc.

4.2	Registration Rights Agreement, dated as of May 3, 2004 by and among the Company, Goldman, Sachs & Co. and J.P. Morgan Securities, Inc.

4.3	Indenture, dated as of May 3, 2004, between the Company and Wilmington Trust Company, as trustee.